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                                                                   EXHIBIT 10.43

                            TICKETMASTER GROUP, INC.

                WAIVER AND AMENDMENT DATED AS OF APRIL 4, 1997 TO
                                CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 18, 1994


      THIS WAIVER AND AMENDMENT DATED AS OF APRIL 4, 1997 TO CREDIT AGREEMENT dated as of November 18, 1994 (this "Waiver") is entered into by and among TICKETMASTER GROUP, INC. ("Borrower"), the LENDERS named herein ("Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for Lenders ("Agent"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement referred to below.

                                 R E C I T A L S

      1. Borrower, Lenders and Agent entered into the Credit Agreement dated as of November 18, 1994, as amended (as so amended, the "Credit Agreement").

      2. Borrower has pledged the capital stock of its Unrestricted Subsidiary, TMC Realty, to Agent pursuant to Sections 2.15 and 6.15 of the Credit Agreement and, in connection with the incurrence of Indebtedness by TMC Realty secured by its property and building located at 8800 Sunset Boulevard, Los Angeles, California (the "TMC Realty Loan"), has requested that Required Lenders consent to the release of the capital stock of TMC Realty from the Lien securing the Agent on behalf of Lenders and to certain modifications to Section 7.1 with respect to TMC Realty.

      3. Required Lenders desire to permit up to $50,000 of Letters of Credit to be issued under the Credit Agreement for the benefit of Unrestricted Entities as provided herein.

      NOW, THEREFORE, in consideration of the terms and conditions herein contained, Borrower, Required Lenders and Agent hereby agree as follows:

SECTION 1.   WAIVERS AND AMENDMENTS TO THE CREDIT AGREEMENT

      Upon satisfaction of the conditions set forth in Section 3 of this Waiver, Borrower, Agent and Required Lenders agree as follows:

      (a) Upon Borrower's written confirmation to Agent that TMC Realty has incurred the TMC Realty Loan and dividended substantially all the proceeds thereof to Borrower or a Restricted Entity, (i) Agent shall release the security interest of Agent on behalf of Lenders in the capital stock of TMC Realty and shall deliver to Borrower all stock certificates issued by



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TMC Realty held by Agent, )ii) subsection 7.1(d) of the Credit Agreement shall be amended to add the phrase "(other than TMC Realty)" after the phrase "Unrestricted Entity" in subsection 7.1(d) and (iii) subsection 7.1(h)(b) shall be amended to add the phase "(other than TMC Realty)" after each reference to "Unrestricted Entity" in subsection 7.1(h)(b).

      (b) Subsection 2.1(c)(i) shall be amended to add the following sentence at the end of subsection 2.1(c)(i):

            "Notwithstanding the foregoing, subject to the other terms and conditions hereof, up to $50,000 in stated amount of Letters of Credit in the aggregate may be issued for the account of or otherwise for the general corporate purposes of, one or more Unrestricted Entities, it being understood that Borrower shall be obligated to reimburse the Issuing Lender for all drawings under any such Letter of Credit."

SECTION 2.   LIMITATION OF WAIVER; REPRESENTATION AND WARRANTY

      The waiver set forth in Section 1 above shall be limited precisely as written and relates solely to subsections 2.1(c)(1), 2.15, 6.15, 7.1(d) or 7.1(h)(b) of the Credit Agreement and nothing in this Waiver shall be deemed to:
(1) constitute a waiver, modification or amendment of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; (2) prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein, except as otherwise set forth herein; or (3) create any obligation or agreement on the part of Agent or any Lender to renew or extend the waiver set forth in Section 1 above. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

      Borrower represents and warrants that, upon giving effect to this Waiver, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.   CONDITIONS TO EFFECTIVENESS.

      This Waiver shall become effective as of the date hereof when Agent, on behalf of Lenders, shall have received a counterpart of this Waiver executed by a duly authorized officer of each of Borrower, Agent and Required Lenders.




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SECTION 4.   COUNTERPARTS.

      This Waiver may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 5.   FEES AND EXPENSES.

      Borrower acknowledges that all reasonable cost, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of the Borrower.

SECTION 6.   GOVERNING LAW.

      This Waiver shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California.





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      WITNESS, the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                      BORROWER:

                                          TICKETMASTER GROUP, INC., an
                                          Illinois corporation



                                          By:  /s/ NED S. GOLDSTEIN
                                             --------------------------------
                                          Title:  Senior Vice President and
                                                  Assistant Secretary


                                      LENDERS:

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, individually as a
                                          Lender and as Agent



                                          By:  /s/ BRIAN MCDONALD
                                             --------------------------------
                                          Title:  Vice President


                                          U.S. BANK OF WASHINGTON, N.A.,
                                          as a Lender



                                          By:  /s/ ANN B. CALDWELL
                                             --------------------------------
                                          Title:  Vice President


                                          FIRST BANK NATIONAL ASSOCIATION,
                                          as a Lender



                                          By:  /s/ DAVID KOPOLOW
                                             --------------------------------
                                          Title:  Vice President


                                          CITY NATIONAL BANK,
                                          as a Lender



                                          By:  /s/  NORMAN B STARR
                                             --------------------------------
                                          Title:  Vice President



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                                          BANQUE NATIONALE DE PARIS,
                                          as a Lender



                                          By:  /s/ JANICE HO
                                             --------------------------------
                                          Title:  Senior Vice President


                                          THE NIPPON CREDIT BANK, LTD., LOS
                                          ANGELES AGENCY, as a Lender



                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------


                                          SEATTLE FIRST NATIONAL BANK,
                                          as a Lender



                                          By:  /s/ BOB D. PETERS
                                             --------------------------------
                                          Title:  Vice President


                                          FUJI BANK, LTD., LOS ANGELES
                                          AGENCY, as a Lender



                                          By:  /s/ NOBUHIRO UMEMURA
                                             --------------------------------
                                          Title:  Joint General Manager


                                          SUMITOMO BANK OF CALIFORNIA,
                                          as a Lender



                                          By:  /s/  ROBERT M IRITANA
                                             --------------------------------
                                          Title:  Vice President and
                                                  Deputy Manager


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